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                                                                    Exhibit 10.5


                         REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of December 16, 1999, by and among Daleen Technologies, Inc., a Delaware corporation ("Daleen"), and all of the shareholders of Inlogic Software Inc., a Nova Scotia limited liability company ("Inlogic"), each of whom are identified on the signature page hereof (collectively, the "Inlogic Shareholders").

         WHEREAS, Daleen, Daleen Canada Corporation, a Nova Scotia unlimited company ("Canadian Buyer"), and the Inlogic Shareholders have entered into a Share Purchase Agreement of a date even herewith (the "Share Purchase Agreement"); and

         WHEREAS, pursuant to the Share Purchase Agreement, the Inlogic Shareholders shall receive either (i) exchangeable shares of Canadian Buyer (the "Exchangeable Shares") that, upon request of the Inlogic Shareholders, are immediately convertible into or exchangeable for common shares of Daleen (the "Common Stock"), or (ii) shares of Common Stock;

         WHEREAS, to induce the Inlogic Shareholders to execute and deliver the Share Purchase Agreement, Daleen has agreed to provide certain registration rights under the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws;

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, Daleen, Canadian Buyer and the Inlogic Shareholders hereby agree as follows:

1.       DEFINITIONS

         1.1 As used in this Agreement, the following terms shall have the following respective meanings:

         (a) "Commission" shall mean the U.S. Securities and Exchange Commission or any other U.S. federal agency at the time administering the 1933 Act.

         (b) "Holder" shall mean each Inlogic Shareholder who holds Exchangeable Shares or Common Stock issued in exchange for Exchangeable Shares.

         (c) The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in
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                  compliance with the 1933 Act and applicable rules and
                  regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

         (d) "Registrable Securities" shall mean (i) the shares of Common Stock issued pursuant to the Share Purchase Agreement, including the shares issuable upon exchange of Exchangeable Shares, and (ii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) above, provided, however, that Registrable Securities shall not include any shares of Common Stock that have previously been registered or that have otherwise been sold to the public.

         (e) "Registration Expenses" shall mean all expenses incurred by Daleen in compliance with Sections 2.1 and 2.2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for Daleen, blue sky fees and expenses, reasonable fees and disbursements of one counsel for all the selling Holders, and Other Shareholders, and the expense of any special audits incident to or required by any such registration.

         (f) "Registration Period" means, with regard to any Inlogic Shareholder and the shares of Registrable Securities then held by such Inlogic Shareholder, that period beginning on the closing date of the transactions contemplated by the Share Purchase Agreement (the "Closing Date") and ending on the later of (i) the third anniversary of the Closing Date and (ii) the date on which such shares of Registrable Securities may be publicly sold pursuant to Rule 144 of the Commission under the 1933 Act. It is understood and agreed that the termination of the Registration Period applicable to one or more Inlogic Shareholders shall not result in the termination of the Registration Period applicable to other Inlogic Shareholders.

         (g) "Selling Expenses" shall mean all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities.

         1.2 Capitalized terms used herein and not otherwise defined shall have the same meanings as set forth in the Share Purchase Agreement.
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2.       REGISTRATION

         2.1      Piggy-Back Registration.

         (a) If at any time prior to the expiration of the Registration Period Daleen shall determine to register with the Commission a registration statement relating to an offering for its own account or the account of others under the 1933 Act of any shares of its Common Stock (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities), Daleen shall send to the Holders written notice of such determination and, if within ten (10) days after receipt of such notice, any Holder shall so request in writing (the "Requesting Holders"), Daleen shall include in such registration statement all or any part of the Registrable Securities the Requesting Holders request to be registered, except that if, in connection with any underwritten public offering, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Registrable Securities which may be included in the registration statement because, in such underwriter(s)' judgment, marketing or other factors (including the fact that any other Daleen shareholder has included their shares in the registration statement (such shareholders are referred to as the "Other Shareholders")) dictate such limitation is necessary to facilitate public distribution, then Daleen shall be obligated to include in such registration statement only such limited portion of the Registrable Securities with respect to which the Requesting Holders have requested inclusion hereunder; provided, that no portion of the equity securities which Daleen is offering for its own account shall be excluded. Any exclusion of Registrable Securities shall be made pro rata among the Requesting Holders and the Other Holders seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Requesting Holders and the Other Holders. If an offering in connection with which Holders are entitled to registration under this Section 2.1 is an underwritten offering, then each Requesting Holder shall offer and sell such Registrable Securities in the underwritten offering using the same underwriter or underwriters and on the same terms and conditions as other shares of Common Stock included in such underwritten offering.
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         (b)      Notwithstanding the foregoing, Daleen shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2.1 in any jurisdiction in which Daleen would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, or in which the cost of the foregoing is unreasonable in light of the number of Registrable Securities requested to be sold in such jurisdiction, unless Daleen is already subject to service in such jurisdiction and except as may be required by the 1933 Act or applicable rules or regulations thereunder; or

         All Requesting Holders shall (together with Daleen and the Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by Daleen or the Other Shareholders as the case may be.

         2.2      Registration Procedures.

         In the case of each registration effected by Daleen pursuant to
Section 2, Daleen will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, Daleen will:

         (a) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request;

         (b) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 2.1 hereof, enter into an underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions; and

         (c) Obtain a comfort letter from Daleen's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters and an opinion from Daleen's counsel in customary form and covering such matters of the type customarily covered in a public issuance of securities, in each case addressed to the Holders.

3.       EXPENSES OF REGISTRATION.

         All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2 hereof shall be borne by Daleen, and all Selling Expenses shall be borne by the holders of the securities so registered pro rata on the basis of the number of their shares so registered; provided, however, that Daleen shall not be required to pay any Registration Expenses if, as a result of
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the withdrawal of a request for registration by Requesting Holders (other than any refusal to proceed based upon the advice of counsel that the registration statement, or any prospectus contained therein, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing), the registration statement does not become effective, in which case the Requesting Holders shall bear such Registration Expenses pro rata on the basis of the number of their shares so included in the registration request.

4.       INDEMNIFICATION.

         (a) Daleen will, and hereby does, indemnify each Requesting Holder, each of its officers, directors and partners, and each person controlling such Requesting Holder, with respect to which registration, qualification or compliance has been effected pursuant to Section 2.1, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by Daleen of the 1933 Act, the U.S. Securities Exchange Act of 1934, as amended, or any state securities law or any rule or regulation thereunder applicable to Daleen and relating to action or inaction required of Daleen in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, for any reasonable legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that Daleen will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to Daleen by any Requesting Holder, underwriter or Other Shareholder.

         (b) Each Requesting Holder, severally and not jointly, will, if Registrable Securities held by him are included in the securities as to which such registration, qualification or compliance is being effected, indemnify Daleen, each of its directors and officers and each underwriter, if any, of Daleen's securities covered by such a registration statement, each person who controls Daleen or such underwriter within the meaning
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                  of the 1933 Act, the U. S. Securities Exchange Act of 1934,
                  as amended, or any state securities law, and the rules and regulations thereunder, each other such Requesting Holder and Other Shareholder and each of their officers, directors and partners, and each person controlling such Requesting Holder or Other Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Daleen and such Requesting Holders, Other Shareholders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to Daleen by such Requesting Holder; provided, however, that the indemnity agreement contained in this
                  Section 4(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

         (c) Each party entitled to indemnification under this Section 4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the failure of any Indemnified Party to give notice shall not relieve the Indemnifying Party of its obligation under this Section 4. The Indemnifying Party will be entitled to participate in, and to the extent that it may elect by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, at its expense to assume, the defense of any such claim or any litigation resulting therefrom, with counsel reasonably satisfactory to such Indemnified Party, provided that the Indemnified Party may participate in such defense at its expense, notwithstanding the assumption of such defense by the Indemnifying Party, and provided, further, that if the defendants in any such action shall include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably
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                  concluded that there may be legal defenses available to it and/or other Indemnified Parties which are different from or additional to those available to the Indemnifying Party, the Indemnified Party or Parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party or Parties and the fees and expenses of such counsel shall be paid by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

5.       INFORMATION BY HOLDER.

         Each Holder of Registrable Securities, and each Other Shareholder holding securities included in any registration, shall furnish to Daleen such information regarding such Holder or Other Shareholder and the distribution proposed by such Holder or Other Shareholder as Daleen may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in Section 2.1.

6.       RULE 144 REPORTING.

         With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of certain restricted securities to the public without registration, Daleen agrees to:

         (a) make and keep public information available as those terms are understood and defined in Rule 144 under the 1933 Act, at all times during the Registration Period;

         (b) file with the Commission in a timely manner all reports and other documents required of Daleen under the 1933 Act and the Securities Exchange Act of 1934, as amended during the Registration Period; and

         (c) so long as a Holder owns any Securities that are "restricted securities" under the 1933 Act, furnish to the Holder forthwith upon written request a written statement by Daleen as to its compliance with the
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                  reporting requirements of Rule 144, and of the Securities
                  Exchange Act of 1934, as amended, a copy of the most recent annual or quarterly report of Daleen, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

7.       TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS.

         The rights of each Inlogic Shareholder under this Agreement shall be assignable to a transferee of Registrable Securities; provided, however, that Daleen is given written notice at the time of such assignment stating the name and address of the assignee and identifying the Registrable Securities with respect to which the rights and benefits hereunder are being assigned and such assignee expressly agrees in writing with Daleen and the other Holders of Registrable Securities to be bound by and to comply with all applicable provisions of this Agreement, whereupon such person or entity shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement with respect to such securities; provided that the assignee of such rights is not deemed by the board of directors of Daleen to be a competitor of Daleen. Any assignment pursuant to this Section 7 shall not relieve, release or otherwise discharge the Holder effecting such assignment from its obligations under this Agreement.

8.       "MARKET STAND-OFF" AGREEMENT.

         Each Inlogic Shareholder, if requested by Daleen and an underwriter of Common Stock (or other equity securities) of Daleen, not to sell or otherwise transfer or dispose of any Common Stock (or other equity securities) of Daleen held by such Inlogic Shareholder during the 180 day period following the effective date of a registration statement of Daleen (or such shorter period as may be requested by Daleen and the underwriter) filed under the 1933 Act, provided that all executive officers and directors of Daleen enter into similar agreements.

         Such agreement shall be in writing in a form satisfactory to Daleen and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such ninety-day period.

9.       AMENDMENT OF REGISTRATION RIGHTS.

         Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Daleen, and the Holders. Any
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amendment or waiver effected in accordance with this Section 9 shall be binding upon Daleen, Canadian Buyer and the Inlogic Shareholders.

10.      MISCELLANEOUS.

         10.1     Notices.

         All notices, claims, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by nationally-recognized overnight courier, by telecopy, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

                  If to Daleen:                     Daleen Technologies, Inc.
                                                    902 Clint Moore Road
                                                    Boca Raton, Florida  33487

                  If to the Inlogic Shareholders:   Mohammad Aamir
                                                    819 - 123 Scadding Avenue
                                                    Toronto, Ontario
                                                    M5A 4J3

or to such other address as the party to whom notice is to be given may have furnished to the other parties in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of nationally-recognized overnight courier, on the next business day after the date when sent, (c) in the case of telecopy transmission, when received, and
(d) in the case of mailing, on the fifth business day following that on which the piece of mail containing such communication is posted.

         10.2 Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

         10.3 This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.
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         10.4     This Agreement constitutes the entire agreement among the
parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

         10.5 Subject to the requirements of Section 7 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

         10.6 The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         10.7 This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

         10.8 Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
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         IN WITNESS WHEREOF, the parties have caused this Registration Rights
Agreement to be duly executed as of day and year first above written.

                                        DALEEN TECHNOLOGIES, INC.



                                        By:
                                           ------------------------------------

                                        Name:
                                             ----------------------------------

                                        Title:
                                              ---------------------------------


                                        INLOGIC SHAREHOLDERS



                                        ---------------------------------------
                                        Mohammad Aamir



                                        ---------------------------------------
                                        Carl Scase



                                        ---------------------------------------
                                        Corneliu Ionescu



                                        ---------------------------------------
                                        Mansoor Ahmed



                                        ---------------------------------------
                                        Ming Han



                                        ---------------------------------------
                                        Charles Barton



                                        ---------------------------------------
                                        Stephen Smith



                                        ---------------------------------------
                                        Nahla Rashad



                                        ---------------------------------------
                                        George Timmes
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                                        1303949 ONTARIO INC.



                                        By:
                                           ------------------------------------
                                             Name:
                                             Title:
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                                        THE VENGROWTH INVESTMENT
                                        FUND INC.



                                        By:
                                           ------------------------------------
                                             Name:
                                             Title: